ACCOUNTS RECEIVABLE, NET (Tables)	12 Months Ended
Dec. 31, 2022
ACCOUNTS RECEIVABLE, NET
Schedule of accounts receivable, net

	As at December 31
	2021	2022	2022
	RMB	RMB	US$
Accounts receivable	3,603,240	2,450,392	355,274
Allowance for credit losses	(32,265)	(47,962)	(6,954)
Accounts receivable, net	3,570,975	2,402,430	348,320

Schedule of the movement in the allowance for doubtful accounts

The movements of the allowance for credit losses were as follows:

	As at December 31
	2020	2021	2022	2022
	RMB	RMB	RMB	US$
Balance at beginning of the year	22,894	15,770	32,265	4,678
Adoption of ASC 326 (Note 2)	—	5,684	—	—
Provision for expected credit losses	44,695	121,731	323,848	46,954
Write-offs charged against the allowance*	(44,096)	(101,202)	(273,286)	(39,623)
Recoveries during the year	(7,723)	(9,718)	(34,865)	(5,055)
Balance at end of the year	15,770	32,265	47,962	6,954